UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 15, 2023

Commission File No. 001-14778

Soligenix, Inc.

(Exact name of small business issuer as specified in its charter)

DELAWARE	41-1505029
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

29 Emmons Drive, Suite B-10 Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)

(609) 538-8200

(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	SNGX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

w

Item 4.01.Changes in Registrant’s Certifying Accountant.

(a) Subsequent to the filing of the Annual Report on Form 10-K for the year ended December 31, 2022 for Soligenix, Inc. (the “Company”) and the Proxy Statement for the Company’s 2023 Annual Meeting of Stockholders, the Audit Committee of the Board of Directors of the Company conducted a competitive process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The Audit Committee solicited information from several independent registered public accounting firms, including EisnerAmper LLP (“EisnerAmper”), the Company’s current independent registered public accounting firm, in this process.

Following receipt and review of proposals from the independent registered public accounting firms that participated in the process, the Audit Committee of the Board of Directors of the Company recommended and authorized the dismissal of EisnerAmper as the Company’s independent registered public accounting firm, and authorized the engagement of Cherry Bekaert LLP (“Cherry Bekaert”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The termination of EisnerAmper as the Company’s independent registered public accounting firm will become effective immediately, with Cherry Bekaert commencing work with respect to the unaudited interim financial statements of the Company as of and for the quarter ended September 30, 2023, and the filing of the related Quarterly Report on Form 10-Q.

No audit report of EisnerAmper on the Company’s financial statements for either of the past two fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.  The report of EisnerAmper on the Company’s financial statements for the fiscal year ended December 31, 2022 was prepared assuming that the Company would continue as a going concern and included an explanatory paragraph regarding the Company’s ability to continue as a going concern as result of recurring losses from operations and an expectation that losses will be incurred for the foreseeable future.

During the Company’s two most recent fiscal years and subsequent interim period preceding EisnerAmper’s dismissal, there was no “disagreement” (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with EisnerAmper on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of EisnerAmper, would have caused EisnerAmper to make reference to the matter in their report.

During the Company’s two most recent fiscal years and subsequent interim period preceding EisnerAmper’s dismissal, there were no “reportable events” requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K.  The Company’s principal executive officer and principal financial officer concluded that, as of June 30, 2023, the Company’s disclosure controls and procedures were not effective because of material weaknesses in the Company’s internal control over financial reporting. Specifically, the Company’s management has concluded that the Company’s processes and procedures around the accounting for complex financial instruments issued by the Company resulted in a delay in finalizing the financial statements.  Inasmuch as such delay caused the Company to utilize the five-day extension of the original due date of the Quarterly Report on Form 10-Q provided by Rule 12b-25 of the Securities Exchange Act of 1934, as amended (the ”Exchange Act”), the Company’s management concluded that the Company’s disclosure controls and procedures were not effectively designed to ensure that information required to be disclosed by the Company in reports it files or submits under the Exchange Act are recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission (the “SEC”).

The Company provided EisnerAmper with a copy of this Form 8-K prior to its filing with the SEC and requested EisnerAmper to furnish the Company with a letter addressed to the SEC stating whether EisnerAmper agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of EisnerAmper’s letter, dated September 15, 2023, is attached as Exhibit 16.1 to this Form 8-K.

(b) In conjunction with the request for proposal and review of information from other independent registered public accounting firms noted above, on September 15, 2023, the Company to engaged Cherry Bekaert to serve as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2023, and to perform a review of the Company’s interim financial statements for the third fiscal quarter of 2023.

During the Company’s two most recent fiscal years and subsequent interim period preceding Cherry Bekaert’s engagement, neither the Company nor anyone on its behalf consulted Cherry Bekaert regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided by Cherry Bekaert to the Company that Cherry Bekaert concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K)..

Item 8.01. Other Information.

As a result of the change in the Company’s certifying accountant described in Item 4.01 above, at the Company’s Annual Meeting of Stockholders to be held on September 21, 2023, the Company intends to withdraw Proposal 3 from the meeting agenda. Proposal 3 requests that the stockholders of the Company ratify the appointment of EisnerAmper as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023. The Company does not intend to submit any other proposal for ratification with respect to the appointment of auditors at the upcoming Annual Meeting. In conjunction with the Annual Meeting to be held in 2024, the Company intends to ask stockholders to ratify the appointment of Cherry Bekaert as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the year ending December 31, 2024.

Item 9.01.Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description
16.1	Letter from EisnerAmper LLP dated September 15, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Soligenix, Inc.

September 15, 2023	By:	/s/ Christopher J. Schaber
Christopher J. Schaber, Ph.D.
President and Chief Executive Officer
(Principal Executive Officer)

4